Exhibit (14)(b)

                               CONSENT OF COUNSEL

     We hereby consent to the use of our name and the reference to our Firm in the Combined Prospectus/Proxy Statement under the caption "Information Relating to the Reorganization - Federal Income Taxes" that is included in the Registration Statement on Form N-14 of Allegiant Funds.


                                        /s/ DRINKER BIDDLE & REATH LLP
                                        ----------------------------------------
                                        Drinker Biddle & Reath LLP

Dated: April 3, 2009